A SWISS               The Swiss
                                    INVESTMENTS           Helvetia
                                    FUND                  Fund, Inc.
















                                                          ANNUAL REPORT
                                                          FOR THE PERIOD ENDED
                                                          DECEMBER 31, 1995



The Swiss Helvetia Fund, Inc.
EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111
(212) 486-4990
(212) 332-7930
NAVDirect Line
(212) 486-4995

THE SWISS HELVETIA FUND, Inc.
Directors and Officers

Paul Hottinguer
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

Eric R. Gabus
VICE CHAIRMAN
(NON OFFICER)

Richard A. Brealey
DIRECTOR

Claude Frey
DIRECTOR

Jean-Louis Gillieron
DIRECTOR

Baron Hottinger
DIRECTOR

Henry B. Hyde, Esq.
DIRECTOR

Claude Mosseri-Marlio
DIRECTOR

Stephen K. West, Esq.
DIRECTOR

Samuel B. Witt III, Esq.
DIRECTOR

Georges L. de Montebello
PRESIDENT

Rodolphe Hottinger
EXECUTIVE VICE PRESIDENT
AND CHIEF OPERATING OFFICER

Rudolf Millisits
VICE PRESIDENT

Edward J. Veilleux
VICE PRESIDENT AND TREASURER

Brian C. Nelson
VICE PRESIDENT

Paul R. Brenner, Esq.
SECRETARY

Joseph A. Finelli
ASSISTANT TREASURER

INVESTMENT ADVISOR
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111
(212) 332-7930

ADMINISTRATOR
Investment Company Capital Corp.

CUSTODIAN
PNCBank, N.A.

TRANSFER AGENT
PNC Bank, NA
(800) 852-4750

LEGAL COUNSEL
Paul R. Brenner, Esq.
and
Kelley, Drye &Warren

INDEPENDENT AUDITORS
Deloitte &Touche LLP

The Investment Advisor
The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group includes Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Geneva, Paris and Luxembourg.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111
(212) 332-7930

FOR INQUIRIES AND REPORTS:
(212) 486-4990
Fax (212) 486-4998

NAV Direct Line
(212) 486-4995

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated every Friday by 5:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling (212) 486-4995. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Saturday edition of THE NEW YORK TIMES.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

THE YEAR IN REVIEW

"NINETEEN NINETY-SIX MAY WELL GO DOWN IN SWISS HISTORY AS THE YEAR OF THE REFORM
OF THE SWISS CAPITAL MARKET. . . .THE ADOPTION OF THE NEW SECURITIES LAW AND THE
IMPLEMENTATION OF THE SWISS ELECTRONIC STOCK EXCHANGE MARK SIGNIFICANT AND DECISIVE STEPS TOWARDS A MORE LIBERAL REGULATORY ENVIRONMENT FOR THE 21ST CENTURY."(dagger)

          When we analyze the SPI, the primary Swiss market performance index, we see a rewarding stock exchange year, notwithstanding a difficult first four months, with an advance of 23.5%. In general, the 1995 Swiss market favored the multinational and global companies; domestic companies did not fare as well. Many of the Fund's larger holdings performed accordingly in 1995 (SEE CHART, P.
4).

          When examining the 1995 closing prices of all Swiss companies, we find that nearly 50% stood below their 1994 close. This was particularly evident in the retail and real estate sectors.

          The Fund recorded a total return, as measured in terms of Net Asset Value, of 26.3% for 1995. We believe, however, that the increase in Swiss stock prices was attributed to the substantial decline in interest rates. For example, the three-month money market rate fell from 4.12% to 1.65% and the three- to five-year institutional Sfr. bond yield average declined from 5.29% to 3.50%. The sharp decline in rates provided institutional and private investors with little alternative other than to invest in equities.

          The initial CPI estimates of 3.5%, relatively high by Swiss standards, was largely attributed to the concern over a 6.5% Value Added Tax. Retailers, consumers and producers responded with restraint, and inflation totaled 1.9% for the year. As expected, GDP estimates were subsequently revised downwards from 2.0% to 1.2%.

(dagger)GREENE, EDWARD F. AND RENe BoSCH, INSIGHTS, v. 9 no. 10, October 1995.


THE SWISS HELVETIA FUND, INC. VS. SPI INDEX*
From inception (August 27, 1987) through December 31, 1995
In U.S. $

                          The Fund           SPI$Adj.
                           +153.3%            +144.6%

                                  [Graph here]

                          The Fund           SPI Index
starting at      (start)   100.00              100.00
8/87--no                   100.81              100.28
data label for    12/87     90.04               80.40
8/87 see                    80.67               76.63
sample.           12/88     81.84               83.41
                            86.52               86.59
                  12/89     98.93               98.06
                           113.05              112.57
                  12/90    102.03               94.50
                            98.25               93.06
                  12/91    109.16              103.34
                           120.31              113.53
                  12/92    119.60              112.24
                           140.44              131.32
                  12/93    176.85              167.35
                           178.51              171.16
                  12/94    181.41              174.93
                           221.55              215.27
                  12/95    253.30              244.58

In Swiss Francs


                          The Fund           SPI$Adj.
                           +93.3%             +88.4%

                                [Graph here]


                          The Fund           SPI Index
starting at      (start)   100.00              100.00
8/87--no                   100.53              100.00
data label for    12/87     76.45               68.27
8/87                        81.21               77.15
                  12/88     82.04               83.63
                            97.04               97.12
                  12/89    101.86              100.97
                           106.91              106.46
                  12/90     87.02               80.59
                           102.24               96.84
                  12/91     98.68               93.42
                           110.79              104.26
                  12/92    117.42              109.90
                           142.12              132.53
                  12/93    175.61              165.73
                           159.35              152.38
                  12/94    159.18              153.11
                           170.91              165.62
                  12/95    193.33              188.41

*Gross of Fund expenses.

THE SWISS HELVETIA FUND, INC.

THE RIGHTS OFFERING

          In its prospectus dated July 26, 1995, the Fund offered 3,075,000 shares of common stock through a non-transferable rights offering, with Prudential Securities as dealer/manager. The subscription period for the transaction commenced on August 2, 1995 and ended on August 25, 1995. Following the tabulation of the subscriptions, it was determined that the Fund had received primary and oversubscription orders for 4,557,242 shares. The Board considered the authorization of a 25% oversubscription allotment, namely 768,750 additional shares, to satisfy a portion of the oversubscription orders. However, in order to protect the existing stockholders from incremental dilution, the Board voted against it.

          In the aftermath, we can say that the offering was successful. We can further say that the offering was well-timed for the market, and the managers have invested approximately $54 million in proceeds so as to take advantage of the market in motion. It may have been more diffi-cult to make the selection amongst the mid- and small-cap investments, but for the Fund, it was beneficial, and the additional acquisitions maintained the fair balance of the portfolio (SEE CHART, BOTTOM RIGHT).

THE  ELECTRONIC  STOCK  EXCHANGE
"IF A  MARKET'S LIQUIDITY  IS  BELIEVED  TO DEPEND TO SOME  EXTENT ON THE AMOUNT
OF INFORMATION AVAILABLE TO INVESTORS AND DEALERS, THE [SWISS ELECTRONIC EXCHANGE] WILL UNDOUBTEDLY ENHANCE LIQUIDITY."(dagger)

          On December 8, 1995, the initial segment of foreign shares traded on this new "federated" stock exchange, combining the Zurich, Basel and Geneva trading places into one electronic trading process. Step by step, further segments will be included, permitting a smooth changeover from the present system. The initial experiences

THE SWISS HELVETIA FUND--TEN LARGEST HOLDINGS

                                  COST   MARKET VALUE   % OF TOTAL
                             IN U.S. $      IN U.S. $   NET ASSETS
                                 AS OF          AS OF   AS OF
                              12/31/95       12/31/95   12/31/95
   1. Roche Holding AG     $17,786,321   $ 49,694,170   16.5%
   2. Nestle AG             18,837,446     33,211,869   11.0
   3. Sandoz AG             11,253,148     23,454,451    7.8
   4. Union Bank of
      Switzerland            8,898,307     19,521,083    6.5
   5. Ciba-Geigy AG         10,690,848     17,612,355    5.8
   6. Swiss Reinsurance
      Company                6,969,798     16,300,538    5.4
   7. Zurich Insurance       8,163,627     14,367,517    4.8
   8. BBCBrown
      Boveri Ltd.            7,980,988     10,463,300    3.5
   9. Credit Suisse Holding  5,571,977     10,259,414    3.4
  10. Swiss Bank Corp.       3,841,579      6,129,620    2.0
          Total            $99,994,039   $201,014,317   66.7%


THE SWISS HELVETIA FUND--PORTFOLIO HOLDINGS PER INDUSTRY
AS OF DECEMBER 31, 1995

    Pharmaceuticals          25.1%
    Cash and Equiv.           3.8
    Food, Luxury Goods       11.6
    Insurance                12.0
    Machinery                 4.9
    Banks                    12.3
    Chemicals                 8.2        [graph photo]
    Misc. Services            4.2
    Misc. Industries          4.2
    Building Contractors      2.5
    Electrical Engineering    8.4
    Retailers                 0.7
    Transport                 0.5
    Utilities                 1.6


(dagger)LOMBARD ODIER & CIE, "THE SWISS ELECTRONIC EXCHANGE".

THE SWISS HELVETIA FUND, INC.

are   positive,   and   we   believe   that   the   fully   integrated
trading/billing/clearing real-time system will enhance the Swiss market. Liquidity, transparency and flexibility will give the investor a much greater insight, and the subordination of the Exchange under the Federal Banking Commission will guarantee strict application of rules and regulations. We expect the integration process to be fully completed in 1996.

THE FEDERAL ELECTION

          The election battle this year for the installation of Parliament for another four years was one of the longest ever, lasting from October 22 to November 26, and not overly eventful. The traditional conservative block majority was returned with 52.4%. The voter participation rate was meager at 42.3%. These results only reconfirm the political stability of the country and the traditional democratic process in Switzerland.

OUTLOOK FOR 1996

          The Swiss franc is likely to remain a relatively strong currency but, given recent monetary policy by the Swiss National Bank, may be at or near a peak. Its strength lies in the uncertain development of a unified European currency and an even more uncertain timeframe for implementation.

          Interest rates should be the focus in 1996. We believe that they will remain low for the first half of the year. We foresee low GDP growth of 1.5% and inflation of 0.8%, even lower than 1995. Consumer demand is likely to remain weak, but demand for shares of multinational companies, despite the strong Swiss franc, looks promising. As a result, we remain cautiously optimistic for continued appreciation of global companies and less so for pure domestic companies. Our guarded optimism is a result of an expensive


THE SWISS HELVETIA FUND--
TEN ISSUES HAVING GREATEST APPRECIATION IN 1995(1)

                                  Market Price    Market Price
                                      in U.S.$        in U.S.$              %
                                         as of           as of   Appreciation
                                      12/31/94        12/31/95        1994-95
     1. Esec Holding AG (B)             $1,126          $4,316        283.30%
     2. Phonak Holding AG(R)               386           1,063        175.39
     3. Swiss Reinsurance
        Company (R)                        606           1,164         92.08
     4. Sandoz AG (R)                      518             916         76.83
     5. Roche Holding AG (DRC)           4,830           7,917         63.91
     6. Alusuisse-Lonza
        Holding AG (R)                     500             793         58.60
     7. Zurich Insurance (R)               192             299         55.73
     8. Phoenix Mecano AG(B)               325             501         54.15
     9. Ciba-Geigy AG(R)                   595             881         48.07
    10. Swiss Bank Corp. (B)               276             409         48.19


(1) AMONG ISSUES HELD FOR THE FULL YEAR.
(B)=BEARER SHARES
(R)=REGISTERED SHARES

THE SWISS HELVETIA FUND, INC.

market, with average price/earnings ratios increasing from 12 to 16. We believe, however, that the interest in equity investments will continue to be strong in this low rate environment as many stocks are showing greater gross return than fixed-income investments.

          In January 1996, the discount rate was reduced to 1.5% as the Swiss National Bank underlined its intent to continue with an expansive monetary policy. This policy stance should benefit the corporate sector, but unemployment should remain at approximately 4.3%. Public budgets indicate a desire to reduce deficits, and we hope that the public officials will have the willpower to control expenditures.

          Finally, we are pleased to welcome to our Board of Directors, Mr. Claude Frey and Stephen K. West, Esq., who were elected to the Board in late 1995. Mr. Frey comes to the Fund's Board having just completed his term of office as President of The Swiss Parliament. Mr. West, a Member of the law firm of Messrs. Sullivan & Crowmwell since 1964, has been serving as counsel to the non-interested Directors of the Fund since the Fund's inception in 1987.

          Thank you for your interest in the Fund.

Sincerely,


/s/Paul Hottinguer
Paul Hottinguer
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


/s/Georges L. de Montebello
Georges L. de Montebello
PRESIDENT

FINANCIAL HIGHLIGHTS
                               1995       1994      1993      1992
  NET ASSETS
    (in Million SFr)           347.2**    238.1     273.7     188.6**
    (in Million $)             301.2**    181.8     184.7     128.8**
  OUTSTANDING SHARES
    (000)                     12,262      9,187     8,810     8,809
  NET ASSET VALUE
    PER SHARE ($)              24.56      19.79     20.96     14.62
  DIVIDEND PER SHARE ($)         .65***    1.26      0.33     0.025

 **Includes Rights Offering Proceeds.
***Includes a $0.38 per share income dividend and a capital gains distribution of $0.27.
                                       5

THE SWISS HELVETIA FUND, INC.

Review of Operations
Trading activity in 1995 involved changes in the following positions:

NEW INVESTMENTS BY THE FUND
Agie Holding AG
Ares Serono
Ascom Holdings Ltd.
Attisholz Holding AG
Baer Holdings Ltd.
Baumgartner Papiers S.A.
Belimo Automation AG
Bossard Holding AG
Brauerei Eichhof
Clariant AG
Danzas Holding AG (P.C.)
Edipresse SA
Elco Looser Holdings AG
Elektrowatt Ltd.
EMS Chemie Holding AG
Fotolabo SA
Galenica Holding AG
Georg Fischer AG
Immuno International AG
Intershop Holding Ltd.
Kaba Holding
Kardex AG
Kuoni Travel Holding Ltd.
Mikron Holding AG
Oerlikon-Buhrle Holding AG
Prodega AG
Publicitas Holding SA
Roche Holding AG
Schweizerhall Holding AG
Societe Generale d'Affichage SA
Sources Minerales Henniez SA
Suedelektra Holding AG
  Swiss Corporation for Micro-
  electronics and Watchmaking Industries Ltd. (R)
Rentenanstalt (Swiss Life Insurance and Pension)
Swissair AG
Swisslog Holding AG
Zellweger Luwa AG

DECREASES TO EXISTING INVESTMENTS
  Baloise-Holding
  BBC Brown Boveri Ltd.
  Forbo Holdings Ltd.
  Schweizerischer Bankverein (Swiss Bank Corp.)
  Schweizerische
    Bankgesellschaft (Union Bank of Switzerland)
  Holderbank Financiere
    Glarus AG
  Sika Finanz AG
  Schindler Holding AG
  Sulzer Brothers Ltd.
  Merkur Holding AG

  SECURITIES DISPOSED OF
  Danzas Holding AG(R)
  Hero AG
  Holvis AG
  Swiss Corporation for Micro-
   electronics and Watchmaking Industries Ltd. (B)
  Usego-Trimerco Holding AG
  Vetropack

ADDITIONS TO EXISTING INVESTMENTS
  Alusuisse-Lonza Holding AG
  Bobst Ltd.
  Ciba-Geigy AG
  Bucher Holding Company
  Credit Suisse Holding
  Datwyler Holding AG
  Esec Holding AG
  Gurit-Heberlein AG
  Keramik Holding AG Laufen
  Nokia-Maillefer Holding SA
  Phonak Holding AG
  Rieter Holding AG
  Roche Holding AG
  Sandoz AG
  Siegfried AG
  Schweizerische Industrie-Gesellschaft (SIG)
  Societe Generale de Surveillance Holding AG
  Schweizerische Ruckversicherungs-
  Gesellschaft (Swiss Reinsurance Company)
  Winterthur Schweizerische Versicherungs-Gesellschaft
  Zurich Schweizerische Versicherungs-Gesellschaft (Zurich Insurance)
(B) = BEARER SHARES
(P.C.) = PARTICIPATION CERTIFICATES
(R) = REGISTERED SHARES

THE SWISS HELVETIA FUND, INC.

Statement of Net Assets                       December 31, 1995

                                                             Percent
No. of                                                       of Net
Shares                 Security                Value         Assets
        COMMON STOCKS AND WARRANTS - 96.2%
        BANKS - 12.3%
1,200   BAER HOLDINGS LTD.
        BEARER SHARES                          $ 1,337,845   0.4%
        Banking group specializing in asset
        management, investment consulting and
        securities trading.
        (cost $1,357,654)
100,000 CREDIT SUISSE HOLDING*
        REGISTERED SHARES                       10,259,414   3.4
        A global financial services
        institution whose main holding
        is Credit Suisse, one of
        Switzerland's "Big Three" banks.
        (cost $5,571,977)
18,000  SCHWEIZERISCHE BANKGESELLSCHAFT*
        (UNION BANK OF SWITZERLAND)
        BEARER SHARES                           19,521,083   6.5
        Largest Swiss full-service bank.
        (cost $8,898,307)
15,000  SCHWEIZERISCHER BANKVEREIN*
        (SWISS BANK CORPORATION)
        BEARER SHARES                            6,129,620   2.0
        One of the three largest
        international Swiss banks.
        (cost $3,841,579)
                                                37,247,962  12.3
        BUILDING CONTRACTORS & MATERIALS - 2.5%
2,000   FORBO HOLDINGS LTD.
        REGISTERED SHARES                          855,457   0.3
        Manufacturer of wall and floor
        coverings.
        (cost $984,974)
5,500  HOLDERBANK FINANCIeRE GLARUS AG
       BEARER SHARES                             4,223,061   1.4
       Large cement producer with
       worldwide operations.
       (cost $3,356,281)

       BUILDING CONTRACTORS & MATERIALS - (CONTINUED)
3,500  KERAMIK HOLDING AG LAUFEN
       BEARER SHARES                           $ 2,429,290   0.8%
       One of the largest suppliers of
       floor and wall tiles, sanitary
       fittings, crockery and ceramics
       in the world.
       (cost $2,001,195)
                                                 7,507,808   2.5
       CHEMICALS - 8.2%
20,000 CIBA-GEIGY AG*
       REGISTERED SHARES                        17,612,355   5.8
       The largest chemical company in
       Switzerland.
       (cost $10,690,848)
5,000  CLARIANT AG
       REGISTERED SHARES**                       1,639,771   0.5
       Company specializing in color
       chemistry. The group manufactures
       a range of dyestuffs, pigments,
       chemicals, additives and
       masterbatches for the textile,
       paper, leather, plastics, synthetic
       fibers and paint industries.
       (cost $1,623,814)
250    EMS CHEMIE HOLDING AG
       BEARER SHARES                             1,136,561   0.4
       This Group produces polymers
       and manufactures high-grade
       chemical intermediates and fine
       chemicals. It also builds industrial
       plants, develops and sells fuses
       for civil and military use and
       generates and distributes
       electrical power.
       (cost $1,142,571)

THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (continued)            December 31, 1995

                                                             Percent
No. of                                                       of Net
Shares                 Security                Value         Assets
        COMMON STOCKS AND WARRANTS - (CONTINUED)
        CHEMICALS - (CONTINUED)
600     GURIT-HEBERLEIN AG
        BEARER SHARES                          $ 1,301,406   0.4%
        European market leader for wind
        screen bonding systems, ski bases
        and optically pure thermoplastic
        sheeting for the auto industry.
        (cost $1,159,162)
1,500   IMMUNO INTERNATIONAL AG
        BEARER SHARES                              939,615   0.3
        The company develops,
        manufactures and supplies
        biological products, blood products
        and human plasma derivatives.
        (cost $917,929)
2,500   SIEGFRIED AG
        REGISTERED SHARES                        1,952,108   0.6
        International producer and
        supplier of chemicals and pharma-
        ceuticals for major businesses.
        (cost $1,587,882)
2,000   SIKA FINANZ AG
        BEARER SHARES                              485,858   0.2
        Leading producer of construction
        chemicals.
        (cost $623,488)
                                                25,067,674   8.2
        ELECTRICAL ENGINEERING & ELECTRONICS - 8.4%
7,000   AGIE HOLDING AG
        REGISTERED SHARES**                        467,638   0.2
        Leading manufacturer of spark
        erosion machinery in Europe.
        (cost $526,094)
1,000   ASCOM HOLDINGS LTD.
        BEARER SHARES                            1,019,434   0.3
        Through its subsidiaries, active
        in telecommunications, services
        automation and enterprise
        networks throughout Europe
        and the United States.
        (cost $1,077,861)

        ELECTRICAL ENGINEERING & ELECTRONICS - (CONTINUED)
9,000   BBC BROWN BOVERI LTD.*
        BEARER SHARES                          $10,463,300   3.5%
        One of the largest electrical
        engineering firms in the world.
        (cost $7,980,988)
1,000   BELIMO AUTOMATION AG
        REGISTERED SHARES**                        191,740   0.1
        World market leader in damper
        and volume control actuators for
        ventilation and air conditioning
        equipment.
        (cost $206,063)
700     ESEC HOLDING AG
        BEARER SHARES                            3,021,430   1.0
        Market leader in the field of die
        bonding technology used by
        manufacturers of semiconductors.
        (cost $871,122)
2,000   KABA HOLDING
        REGISTERED SHARES**                      1,032,448   0.3
        Company specializes in
        mechanical and electronic
        security systems.
        (cost $898,751)
3,000   LANDIS & GYR AG
        REGISTERED SHARES                        2,446,642   0.8
        A leading European supplier of production
        systems and complete services to the
        electric wire and cable industry.
        (cost $1,925,854)
2,000   PHONAK HOLDING AG
        REGISTERED SHARES                        2,125,629   0.7
        A leader in hearing aids, ranked
        no. 4 in the world.
        (cost $928,756)
18,000  SWISS CORPORATION FOR MICRO-
        ELECTRONICS AND WATCHMAKING
        INDUSTRIES LTD. (SMH)
        REGISTERED SHARES                        2,358,147   0.8
        Watchmaking company.
        (cost $2,604,709)
                                       8

THE SWISS HELVETIA FUND, INC.
Statement of Net Assets (continued)            December 31, 1995

                                                             Percent
No. of                                                       of Net
Shares                 Security                Value         Assets
        COMMON STOCKS AND WARRANTS - (CONTINUED)
        ELECTRICAL ENGINEERING & ELECTRONICS - (CONTINUED)
2,000   SWISSLOG HOLDING AG
        REGISTERED SHARES                      $  555,266    0.2%
        Produces, sells and installs
        automation systems.
        (cost $608,560)
        ZELLWEGER LUWA AG
1,500   BEARER SHARES**                         1,464,081    0.5
1,300   WARRANTS EXPIRING 5/21/97**                12,407     --
        Worldwide diversified industrial
        and service company active mainly
        in textile electronics, air filtering
        and conditioning techniques.
        (cost $1,237,914)
                                               25,158,162    8.4
        FOOD, LUXURY GOODS - 11.6%
150     BRAUEREI EICHHOF
        REGISTERED SHARES                         247,267    0.1
        Primarily a major Swiss brewery which
        is also one of the world leaders
        in color measuring systems.
        (cost $288,879)
75      LINDT & SPRuENGLI AG
        REGISTERED SHARES                       1,268,870    0.4
        Major manufacturer of premium
        Swiss chocolates.
        (cost $916,175)
30,000  NESTLE AG*
        REGISTERED SHARES                      33,211,869   11.0
        Largest food and beverage
        processing company in the world
        and Switzerland's largest company.
        (cost $18,837,446)
150     SOURCES MINERALES HENNIEZ SA
        REGISTERED SHARES                         415,148    0.1
        Mostly  domestic  soft  drink
        company.
        (cost $434,241)
                                               35,143,154   11.6

        INSURANCE - 12.0%
900     BALOISE-HOLDING
        REGISTERED SHARES                     $ 1,874,024    0.6%
        Medium-sized insurer active in
        all sectors of insurance.
        (cost $1,570,143)
14,000  SCHWEIZERISCHE RuCKVERSICHERUNGS-
        GESELLSCHAFT*
        (SWISS REINSURANCE COMPANY)
        REGISTERED SHARES                      16,300,538    5.4
        Second  largest   reinsurance
        company in the world.
        (cost $6,969,798)
2,500   SWISS LIFE INSURANCE AND
        PENSION (RENTENANSTALT)
        PARTICIPATION CERTIFICATES              1,002,082    0.3
        Medium-sized    Swiss    life
        insurance company.
        (cost $675,514)
4,000   WINTERTHUR SCHWEIZERISCHE
        VERSICHERUNGS-GESELLSCHAFT
        REGISTERED SHARES                       2,831,858    0.9
        Leading Swiss international
        insurance company.
        (cost $2,277,447)
48,000  ZURICH SCHWEIZERISCHE
        VERSICHERUNGS-GESELLSCHAFT*
        (ZURICH INSURANCE)
        REGISTERED SHARES                      14,367,517    4.8
        A large worldwide insurance
        operator.
        (cost $8,163,627)
                                               36,376,019   12.0
        MACHINERY - 4.9%
1,800   BOBST LTD.
        BEARER SHARES                           2,811,036    0.9
        Leading international
        manufacturer of cardboard
        packaging machines.
        (cost $2,548,894)
                                       9

THE SWISS HELVETIA FUND, INC.
Statement of Net Assets (continued)            December 31, 1995

                                                             Percent
No. of                                                       of Net
Shares                 Security                Value         Assets
        COMMON STOCKS AND WARRANTS - (CONTINUED)
        MACHINERY- (CONTINUED)
700     BOSSARD HOLDING AG
        BEARER SHARES                          $1,305,744    0.4%
        Manufactures fastening elements,
        industrial adhesives, tools,
        pneumatics and handling modules
        and automated assembly systems.
        (cost $1,229,980)
4,000   BUCHER HOLDING COMPANY
        BEARER SHARES                           2,290,474    0.8
        Manufacturer of agricultural
        machines, special vehicles, fruit
        juice equipment and plastics machines.
        (cost $2,202,504)
900     GEORG FISCHER AG
        BEARER SHARES                           1,171,265    0.4
        A mechanical engineering group
        that is a market leader in vehicle
        engineering and pipeline systems.
        (cost $1,187,360)
10,000  MIKRON HOLDING AG
        REGISTERED SHARES**                     1,023,772    0.3
        Machine tools and milling machine
        producer.
        (cost $1,029,069)
        RIETER HOLDING AG
4,000   REGISTERED SHARES                       1,155,648    0.4
3,750   WARRANTS 3/13/96**                          9,435     --
        Leading supplier of spinning
        machinery for the textile industry.
        (cost $1,050,221)
2,000   SAURER GRUPPE HOLDING AG
        REGISTERED SHARES                         780,843    0.3
        Machinery maker with dominant
        market share.
        (cost $739,079)
1,000   SCHINDLER HOLDING AG
        REGISTERED SHARES                       1,075,829    0.4
        One of the world's largest
        elevator companies and a leading
        Swiss machinery enterprise.
        (cost $858,517)

        MACHINERY - (CONTINUED)
1,900   SCHWEIZERISCHE INDUSTRIE-
        GESELLSCHAFT (SIG)
        REGISTERED SHARES                    $  1,928,683    0.6%
        Medium-sized machinery manufacturer
        with interests in the packaging, defense
        and railway industries.
        (cost $1,693,529)
2,000   SULZER BROTHERS LTD.
        REGISTERED SHARES                       1,145,237    0.4
        A machine manufacturer and
        worldwide leader in weaving
        machines and sewing machines.
        (cost $952,300)
                                               14,697,966    4.9
        MISCELLANEOUS INDUSTRIES - 4.2%
4,500   ALUSUISSE-LONZA HOLDING AG
        REGISTERED SHARES                       3,568,454    1.2
        A major aluminum producing and
        processing company.
        (cost $2,572,265)
2,000   AFG ARBONIA-FORSTER HOLDING AG
        BEARER SHARES                           1,926,080    0.6
        Manufacturer of heating
        radiators, refrigeration kitchen
        equipment and steel tubing.
        (cost $614,976)
1,200   ATTISHOLZ HOLDING AG
        REGISTERED SHARES                         680,895     0.2
        One of the leading manufacturers of
        cellulose and paper hygiene products.
        (cost $826,249)
1,100   BAUMGARTNER PAPIERS S.A.
        REGISTERED SHARES                         448,551     0.1
        Swiss paper company active in the
        field of wholesale paper, paper
        processing, manufacturing of cigarette
        filters and capillary reservoirs.
        (cost $505,830)
                                       10

THE SWISS HELVETIA FUND, INC.
Statement of Net Assets (continued)            December 31, 1995

                                                             Percent
No. of                                                       of Net
Shares                 Security                Value         Assets
        COMMON STOCKS AND WARRANTS - (CONTINUED)

        MISCELLANEOUS INDUSTRIES- (CONTINUED)
1,000   DATWYLER HOLDING AG
        BEARER SHARES                          $ 1,891,376   0.6%
        Diversified manufacturer of telecom-
        munication cable, floor coverings
        and precision steel tubing.
        (cost $1,571,020)
1,000   ELCO LOOSER HOLDINGS AG
        REGISTERED SHARES                          407,774   0.1
        A dominant player in European
        heating technology.
        (cost $408,632)
2,000   KARDEX AG
        BEARER SHARES                              642,027   0.2
        Company specializing in industrial
        and office storage systems, office
        machinery, safety and computer software.
        (cost $595,636)
10,000  OERLIKON-BUHRLE HOLDING AG
        REGISTERED SHARES**                        815,548   0.4
        The diversified holding company includes
        Bally (shoes and accessories), Balzers
        and Leybold (surface technologies),
        Oerlikon Contraves (military products
        and space technology), Pilatus (aircraft),
        Kunz and Dietfurt (threads and yarns),
        real estate and hotels.
        (cost $822,099)
2,000   PHOENIX MECANO AG
        BEARER SHARES                            1,002,950   0.3
        Leading Swiss packaging
        manufacturer for the mechanical
        engineering and electronics industry.
        (cost $525,502)
1,500   SARNA KUNSTSTOFF HOLDING AG
        REGISTERED SHARES                        1,620,250   0.5
        Processor and manufacturer of plastic
        materials for the building industry.
        (cost $1,550,825)
                                                13,003,905   4.2

        MISCELLANEOUS SERVICES - 4.2%
3,200   COMPAGNIE FINANCIERE RICHEMONT AG
        BEARER SHARES                           $4,803,054   1.6%
        Investment company with principal
        interests in luxury goods and tobacco.
        (cost $1,906,624)
2,500   EDIPRESSE SA
        BEARER SHARES                              672,393   0.2
        Operates printing companies,
        newspapers, kiosks and bookshops.
        (cost $712,607)
1,000   INTERSHOP HOLDING LTD.
        BEARER SHARES                              572,618   0.2
        Company involved in the construction
        and funding of shopping centers and
        property for commercial use, both
        nationally and internationally.
        (cost $514,411)
700     KUONI TRAVEL HOLDING LTD.
        REGISTERED SHARES                        1,123,547   0.4
        Operates travel agencies primarily
        in the United Kingdom, Germany,
        France and Austria.
        (cost $1,144,012)
690     PUBLICITAS HOLDING SA
        PARTICIPATION CERTIFICATES                 619,599   0.2
        Largest Swiss advertising intermediary.
        (cost $689,384)
2,000   SOCIETE GENERALE D'AFFICHAGE SA
        PARTICIPATION CERTIFICATES                 884,956   0.3
        Swiss advertising firm.
        (cost $799,843)
8,000   SOCIETE GENERALE DE SURVEILLANCE
        HOLDING AG
        REGISTERED SHARES                        2,741,628   0.9
        World's leading inspection
        company and adjusting group.
        (cost $1,624,194)
                                       11

THE SWISS HELVETIA FUND, INC.
Statement of Net Assets (continued)            December 31, 1995

                                                             Percent
No. of                                                       of Net
Shares                 Security                Value         Assets
        COMMON STOCKS AND WARRANTS - (CONTINUED)

        MISCELLANEOUS SERVICES - (CONTINUED)
700     SUEDELEKTRA HOLDING AG
        BEARER SHARES**                        $ 753,080     0.4%
        Investment company with significant
        stakes primarily in the fields of energy
        and raw materials in locations around
        the world.
        (cost $751,895)
                                              12,170,875     4.2

        PHARMACEUTICALS - 25.1%
600     ARES SERONO
        BEARER SHARES                            421,655     0.1
        The company develops and markets
        pharmaceutical and diagnostic products,
        and is the world-wide market leader in
        pharmaceutical products for the
        treatment of infertility.
        (cost $431,926)
1,950   GALENICA HOLDING AG
        REGISTERED SHARES                        592,140     0.2
        Largest Swiss wholesale distributor
        of pharmaceutical products.
        (cost $619,562)
        ROCHE HOLDING AG*
100     BEARER SHARES                          1,401,180     0.5
6,100   DIVIDEND RIGHTS CERTIFICATES          48,292,990    16.0
        Worldwide pharmaceutical company.
        (combined cost $17,786,321)
25,600  SANDOZ AG*
        REGISTERED SHARES                     23,454,451     7.8
        Second largest pharmaceutical
        entity in Switzerland.
        (cost $11,253,148)

        PHARMACEUTICALS - (CONTINUED)
1,400   SCHWEIZERHALL HOLDING AG
        REGISTERED SHARES                    $ 1,457,574     0.5%
        Wholesale trader in chemical and
        pharmaceutical intermediate products,
        as well as in the perfume and
        fertilizer business.
        (cost $1,275,652)
                                              75,619,990    25.1
        RETAILERS - 0.7%
2,000   FOTOLABO SA
        BEARER SHARES                            798,195     0.3
        Develops color photographic film.
        (cost $588,083)
2,500   MERKUR HOLDING AG
        REGISTERED SHARES                        548,759     0.2
        Operates restaurants, food vending
        machines and specialty retail stores.
        (cost $700,397)
450     PRODEGA AG
        BEARER SHARES                            566,111     0.2
        Swiss market leader which operates
        "Cash and Carry."
        (cost $648,826)
                                               1,913,065     0.7
        TRANSPORT - 0.5%
3,000   DANZAS HOLDING AG
        PARTICIPATION CERTIFICATES               624,675     0.2
        Third largest forwarding agent
        in the world and the market
        leader in Europe.
        (cost $663,900)
1,000   SWISSAIR AG
        REGISTERED SHARES**                      728,787     0.3
        Switzerland's largest airline company.
        (cost $681,477)
                                               1,353,462     0.5

THE SWISS HELVETIA FUND, INC.
Statement of Net Assets (continued)            December 31, 1995

                                                               Percent
No. of                                                         of Net
Shares                 Security                Value           Assets
        COMMON STOCKS AND WARRANTS - (CONCLUDED)
        UTILITIES - 1.6%
8,000   ELEKTROWATT LTD.
        BEARER SHARES                          $  2,929,030    1.0%
        Sells electricity from wholly-owned
        electric plants and interests in hydro
        and nuclear power plants.
        (cost $2,482,523)
3,500   NOKIA - MAILLEFER HOLDING SA
        BEARER SHARES                             1,831,078    0.6
        Europe's leading supplier of
        production systems and complete
        services to the electric wire and
        cable industry.
        (cost $732,210)
                                                  4,760,108    1.6
458,665 TOTAL COMMON STOCKS AND WARRANTS
        (Cost $172,249,085)                     290,020,150   96.2

  Par
 (000)
        TIME DEPOSITS - 3.7%
12,800  CREDIT SUISSE HOLDING
        3.50%, 1/03/96
        (Cost $10,598,563)                     $ 11,105,327    3.7%
        TOTAL INVESTMENTS
        (Cost $182,847,648)***                  301,125,477   99.9
        OTHER ASSETS IN EXCESS OF
        LIABILITIES, NET                             78,614    0.1
        NET ASSETS APPLICABLE TO
        12,261,692 SHARES OF
        COMMON STOCK OUTSTANDING               $301,204,091  100.0%
        NET ASSET VALUE PER SHARE
        ($301,204,091 / 12,261,692)                  $24.56

      *ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
     **NON-INCOME PRODUCING SECURITY.
    ***ALSO AGGREGATE COST FOR FEDERAL TAX PURPOSES.
DESCRIPTIONS OF COMPANIES HAVE NOT BEEN AUDITED BY DELOITTE & TOUCHE LLP. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE SWISS HELVETIA FUND, INC.
Statement of Operations              For the Year Ended December 31, 1995

INVESTMENT INCOME (Note A):
  Dividends (Less foreign taxes withheld of $600,427)         $ 3,447,786
  Interest (Less foreign taxes withheld of $15,319)               366,795
    Total income                                                3,814,581
EXPENSES:
  Investment advisory fee (Note B)                              2,010,582
  Administration fee (Note B)                                     332,926
  Directors' fees and related expenses (Note D)                   140,570
  Legal fee                                                       136,645
  Transfer agent fees (Note B)                                    122,724
  Miscellaneous                                                   118,915
  Accounting fee (Note B)                                          93,060
  Sub-custodian fee (Note B)                                       79,768
  Printing and postage                                             69,270
  Franchise fee                                                    36,468
  Audit fee                                                        29,638
  Custodian fee (Note B)                                           20,106
  Insurance                                                         4,113
     Total expenses                                             3,194,785
Net investment income                                             619,796
NET REALIZED AND UNREALIZED GAIN/(LOSS) IN INVESTMENTS:
  Net realized gain from security transactions                  2,652,592
  Net realized foreign exchange gain                            4,617,468
  Change in net unrealized appreciation of investments         64,578,521
  Change in net unrealized appreciation on translation of
   assets and liabilities denominated in foreign currency           6,323
  Net gain on investments                                      71,854,904
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $72,474,700
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE SWISS HELVETIA FUND, INC.
Statements of Changes in Net Assets

                                                  For the Year Ended December 31,
                                                       1995             1994
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                $    619,796     $    31,767
  Net realized foreign exchange gain                      4,617,468       2,793,537
  Net realized gain from security transactions            2,652,592       7,230,056
  Net unrealized appreciation of investments             64,578,521      (8,570,209)
  Net unrealized appreciation on translation of
   assets and liabilities denominated in
   foreign currency                                           6,323           4,516
  Net increase in net assets resulting from operations   72,474,700       1,489,667
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                    (619,796)     (2,378,661)
  Capital gains distribution and net realized foreign
   exchange gain                                         (7,174,991)     (8,721,758)
   Total distributions to shareholders                   (7,794,787)    (11,100,419)
CAPITAL SHARE TRANSACTIONS:
  Value of 376,836 shares issued in reinvestment
   of dividends                                                  --       6,707,725
  Value of 3,075,000 shares issued in the rights
   offering, net                                         54,729,623              --
    Total increase from capital share transactions       54,729,623       6,707,725
    Total increase/(decrease) in net assets             119,409,536      (2,903,027)
NET ASSETS:
  Beginning of year                                     181,794,555     184,697,582
  End of year                                          $301,204,091    $181,794,555

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       15

THE SWISS HELVETIA FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                  Year Ended December 31,
                                                   1995        1994        1993        1992       1991
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period           $19.79      $20.96      $14.62      $13.80     $13.17
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.06        0.03        0.08        0.05       0.01
  Net realized and unrealized gain/(loss)
    on investments(1)                                6.82        0.12        6.59        1.04       0.65
  TOTAL FROM INVESTMENT OPERATIONS                   6.88        0.15        6.67        1.09       0.66

  CAPITAL CHARGE                                    (1.46)      (0.06)         --       (0.24)        --
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              (0.06)      (0.27)      (0.08)      (0.03)     (0.03)
  Distributions from net realized capital gains
    and net realized currency gain/(loss)           (0.59)(3)   (0.99)      (0.25)         --         --
  Total distributions                               (0.65)      (1.26)      (0.33)      (0.03)     (0.03)
  Net asset value at end of period                 $24.56      $19.79      $20.96      $14.62     $13.80
  Market value per share, end of period            $21.25      $18.88      $22.75      $13.88     $13.25
TOTAL INVESTMENT RETURN(2):
  Based on market value per share                   16.30%     (10.67)%     65.39%       6.55%     11.84%
  Based on net asset value per share                26.28%        1.47%     44.90%       7.72%      5.03%
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                           1.38%        1.57%      1.50%        1.69%     1.85%
  Net investment income                              0.27%        0.02%      0.29%        0.39%     0.07%
SUPPLEMENTAL DATA:
  Net assets at end of period (000)              $301,204     $181,795   $184,698     $128,763  $110,500
  Average net assets during period (000)         $231,234     $184,112   $151,936     $120,850  $105,593
  Portfolio turnover rate                              10%          28%        20%          13%       41%

(1)1995 AND 1994 INCLUDES NET REALIZED CURRENCY GAIN. PRIOR YEARS' NET REALIZED CURRENCY GAIN/(LOSS) IS INCLUDED IN NET INVESTMENT INCOME.
(2)TOTAL INVESTMENT RETURN BASED ON MARKET VALUE EXCEEDED THAT AS MEASURED BASED ON NET ASSET VALUE DUE TO A REDUCTION IN THE DISCOUNT TO NET ASSET VALUE AT WHICH THE FUND'S SHARES TRADED THROUGHOUT THE YEAR. TOTAL INVESTMENT RETURN EXCLUDES THE EFFECTS OF SALES LOADS AND COMMISSIONS.
(3)FOR 1995 TAX PURPOSES, THE INCOME DISTRIBUTIONS WERE $0.38 PER SHARE ORDINARY INCOME AND $0.27 PER SHARE LONG-TERM CAPITAL GAINS.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES - The Swiss Helvetia Fund, Inc. (the "Fund") was incorporated in Delaware on October 24, 1986 and commenced operations on August 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

        SECURITY VALUATION - Investments are stated at value. All securities which are traded on the Zurich, Geneva or Basel stock exchanges and for which market quotations are readily available are valued at the last sales price on the day of valuation or, if no sales prices are available at the time, at the mean between the closing bid and asked prices for that day. For securities traded on two or more of the three exchanges, the Fund will use prices reported on the Zurich exchange if the security is listed there, and if not, the prices reported on the Geneva or Basel exchange. Securities that are not traded on any of the three exchanges will be valued, if bid and asked quotations are available, at the mean between the current bid and asked price. If bid and asked quotations are not available, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Swiss withholding tax is recorded as an expense, net of an amount receivable from Swiss tax authorities pursuant to a tax treaty.

          FOREIGN CURRENCY TRANSLATIONS - The books and records of the Fund are maintained in United States dollars. Swiss franc amounts are translated into United States dollars on the following basis:

          * Asset and liability accounts are adjusted to reflect the current exchange rate at the end of the period.

          * Exchange gain or loss that occurs because of a change in exchange rates between the time an income or expense amount is accrued and the time it is realized is included in net realized foreign exchange gain for the year.

          * Securities are recorded at cost based upon exchange rates at the time Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

          It is not practical to distinguish that portion of the results of operations of the Fund that arise as a result of changes in the exchange rates from fluctuations that arise from changes in market prices of investments during the period.

          FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Subchapter Mof the Internal Revenue Code and to make requisite distributions to shareholders which will be sufficient to relieve it from all or substantially all federal income taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized long-term capital gains.


B.        INVESTMENT ADVISORY FEE,  TRANSACTIONS  WITH AFFILIATES AND OTHER FEES
     - Hottinger Capital Corp. ("HCC"), jointly owned by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), serves as the Fund's investment advisor. As compensation for its advisory services at December 31, 1995, HCC receives from the Fund an annual fee, calculated and paid monthly, at the annual rate of 1.00% of the first $60 million of the Fund's average month-end net assets; .90% of the Fund's average month-end net assets in excess of $60 million but not exceeding $100 million; .80% of the Fund's average month-end net assets in excess of $100 million but not exceeding $200 million; and .70% of the Fund's average month-end net assets in excess of $200 million. At December 31, 1995, accrued advisory fees were $209,648. For the year ended December 31, 1995, the

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements                                      (concluded)

     Fund paid brokerage commissions of approximately $28,600 to Hottinger &
     Cie.

     Investment Company Capital Corp. ("ICC"), a wholly-owned subsidiary of Alex. Brown & Sons Incorporated, serves as the Fund's administrator. As compensation for providing administrative services at December 31, 1995, ICC receives from the Fund an annual fee, calculated daily and paid monthly, equal to .20% of the first $75 million of the Fund's average monthly net assets; .15% of the Fund's average monthly net assets in excess of $75 million but not exceeding $150 million; .10% of the Fund's average monthly net assets in excess of $150 million but not exceeding $225 million; and .05% of the Fund's average monthly net assets in excess of $225 million.

     Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and ICC.

     PNC Bank N.A., a wholly-owned subsidiary of PNC Financial Corp., acts as the Fund's custodian and transfer agent. PNC Bank and the Fund have entered into an agreement with Credit Suisse providing for the custody of Swiss securities held by the Fund.

     As compensation of providing accounting services, ICC receives from the Fund an annual fee, calculated weekly and paid monthly, based on the Fund's average daily net assets. ICC received $93,060 for accounting services for the year ended December 31, 1995.

C. CAPITAL SHARE TRANSACTIONS - There are 50 million shares of $.001 par value common stock authorized. Of the 12,261,692 shares outstanding at December 31, 1995, HCC owned 13,432 shares. During 1995, the Fund issued 3,075,000 new shares of common stock under a non-transferable rights offering to its shareholders, which netted proceeds of $54,729,623.

D. DIRECTORS' FEES - The Fund incurs approximately $7,500 per annum in compensation to each director who is not affiliated with the Fund, its investment advisor or administrator, except for the Chairman of the Audit Committee. The Chairman of the Audit Committee receives an annual fee of $8,250. In addition, each director who is not so affiliated receives $750 for each attended directors' meeting and $750 for
     each committee   meeting attended  if  held  separately,   and
     reimbursement   for out-of-pocket expenses.  At December 31,  1995,
     accrued  directors'  fees were $8,744.

E.   INVESTMENT  TRANSACTIONS - Purchases and sales of securities,  other than
     short-term   obligations,   aggregated   $63,599,079   and   $21,092,191,
     respectively, for the year ended December 31, 1995. For federal tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $119,735,732, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,457,903 and net unrealized appreciation was $118,277,829.


F.   NET ASSETS - At December 31, 1995, net assets consisted of:

     Paid-in capital                    $182,439,897
     Undistributed net
       realized gain from
       security and foreign
       exchange transactions                 477,105
     Unrealized appreciation of
       investments                       118,277,829
     Unrealized translation gain               9,260
                                        $301,204,091

THE SWISS HELVETIA FUND, INC.

Independent Auditors' Report

The Board of Directors and Stockholders,
The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of net assets of The Swiss Helvetia Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE &TOUCHE LLP

Princeton, New Jersey
January 30, 1996


Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with section 23(c) of The Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The following information summarizes all per share distributions declared by the Fund during the year ended December 31, 1995.

Domestic Ordinary Income                   $.22
Foreign Source Income                      $.16
Total Ordinary Income                      $.38
Foreign Tax Paid or Withheld               $.04
Long-Term Capital Gains                    $.27

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan

THE PLAN

      The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

      The Plan is designed to allow all stockholders an opportunity to participate. Some of the Plan features are:

1.  Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4.  You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage account permit participation in dividend reinvestment plans such as the Plan, and even if a stockholder's brokerage firm does permit such participation, a stockholder may not be able to transfer such shares to another broker who does not permit such participation. Stockholders are encouraged to contact their brokerage firm to determine any restrictions upon participation.

HOW DO I ENROLL IN THE PLAN?

      To participate in the Fund's Dividend Reinvestment Plan, please contact PNC Bank, N.A. ("PNC")

      To start the Plan with a specific dividend, please forward the form to PNC 10 days prior to the record date for that dividend.

HOW DOES THE PLAN WORK?

      When a dividend is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, Plan participants will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, Plan participants will be issued shares at 95% of the market price of shares on the valuation date.

3. If net asset value exceeds the market price of shares on the valuation date. PNC, as agent for the participants, will buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts.

      If, before PNC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PNC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION BE REINVESTED?

      As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

WILL STOCK CERTIFICATES BE ISSUED FOR TRANSACTIONS IN THE PLAN?

      A Participant will be issued a stock  certificate  upon request.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

      There  is  no  charge  to  participants   for  reinvesting   dividends  or
distributions. PNC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly to the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or distributions.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

      A stockholder may terminate his/her account under the Plan by notifying PNC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

      Questions and correspondence concerning the Plan should be directed to:

  PNC Bank, N.A.
  P.O. Box 8950
  Wilmington, Delaware 19899
  1-800-852-4750
                                       20